Note 3 - Oil and Gas Properties (December 31, 2010)	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Full Cost Method of Accounting for Investments in Oil and Gas Properties Disclosure [Text Block]
Note 5 – Oil and Gas Properties

The following table summarizes gross and net productive oil wells by state at June 30, 2011.  A net well represents our percentage ownership of a gross well.  The following table does not include wells in which our interest is limited to royalty and overriding royalty interests.  The following table also does not include wells which were awaiting completion, in the process of completion or awaiting flow back subsequent to fracture stimulation.

	June 30, 2011
	Gross	Net

North Dakota	11	0.45
Total:	11	0.45

The Company’s oil and gas properties consist of all acreage acquisition costs (including cash expenditures and the value of stock consideration), drilling costs and other associated capitalized costs.  As of June 30, 2011 and December 31, 2010, our principal oil and gas assets included approximately 9,600 and 3,712 net acres, respectively, located in North Dakota.

In the third quarter of 2010, the Company acquired ownership interest in several mineral leases covering approximately 3,712 net acres.  In consideration for their assignment of these mineral leases, the Company paid the sellers a total of $2,969,648 of cash and issued to them 5,011,281 shares of our common stock, and assigned to the sellers a 2% overriding royalty interest in the mineral leases, effective on the closing.

In the first quarter of 2011, the Company has acquired at total of 1,974 net mineral acres.  In consideration for their assignment of these mineral leases, the Company paid a total of $2,410,032 of cash and issued 1,494,962 shares of our common stock.

In the second quarter of 2011, the company acquired a total of 3,953 net mineral acres.  In consideration for their assignment of these mineral leases, the Company paid a total of $2,830,925 of cash and issued 2,649,189 shares of our common stock.

The following table summarizes our capitalized costs for the purchase and development of our oil and gas properties for the six months ended June 30, 2011:

June 30, 2011
Purchases of oil and gas properties for cash	$5,665,533
Purchases of oil and gas properties for cash paid subsequent to June 30, 2011	3,697,835
Purchases of oil and gas properties through the issuance of common stock	4,940,269
Capitalized asset retirement obligations	3,074
Total purchase and development costs, oil and gas properties	$14,306,711

Note 3 – Oil and Gas Properties

As of December 31, 2010, our principal oil and gas assets included approximately 3,712 net acres located in North Dakota.  The following summarizes our acquisitions of oil and gas mineral leases through December 31, 2010:

On October 7, 2010, we entered into an asset purchase agreement (“APA”) with Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation (collectively, the “Sellers”), to acquire Sellers’ right, title, and interest in several mineral leases covering approximately 3,712 net acres in the Williston Basin in North Dakota (“Mineral Leases”) in consideration for a total of $2,969,648 of cash, payable in full at the closing, plus 5,011,281 shares of our common stock, plus assignment to the Sellers (or in Sellers’ sole discretion, reservation by the Sellers in their assignment to the Company) of a 2% overriding royalty interest in the Mineral Leases, effective on the closing.